UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110

Tampa, Florida 33612

(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 22, 2025, TuHURA Biosciences, Inc.’s (the “Company”) Registration Statement on Form S-3 (File No. 333-291239) (the “Shelf Registration Statement”) initially filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2025, became effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933, as amended (the “Securities Act”).

As previously disclosed, on June 2, 2025, the Company completed its private placement with investors of shares of the Company’s common stock and warrants to purchase common stock, and in connection therewith, the Company registered the offer and sale of up to 9,321,545 shares of the Company’s common stock (the “Shares”), comprising up to 4,570,629 shares of common stock and 4,750,916 shares of common stock issuable upon the exercise of warrants pursuant to a Registration Statement on Form S-1 (File No. 333-289532) initially filed with the SEC on August 12, 2025, and declared effective by the SEC on September 26, 2025 (the “Resale Registration Statement”). Pursuant to Section 415(a)(6) of the Securities Act, the offering of the Shares has been deemed to continue as part of the offering covered by the Shelf Registration Statement and the Resale Registration Statement deemed terminated as of the effective date of the Shelf Registration Statement. As such, the offering of the same Shares by the selling securityholders named in the Resale Registration Statement will now be made from time to time pursuant to the Shelf Registration Statement.

The information under Item 7.01 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date: November 25, 2025	By:	/s/ Dan Dearborn
Name: Dan Dearborn Title: Chief Financial Officer